CLIFFORD                                                     CLIFFORD CHANCE LLP
CHANCE                                                            CONFORMED COPY

                                 BMB MUNAI, INC.

                                       and

                              THE BANK OF NEW YORK

            U.S.$60,000,000 5.0 per cent. Convertible Notes due 2012
                     PAYING AND CONVERSION AGENCY AGREEMENT

                                    CONTENTS
Clause                                                                      Page

THIS AGREEMENT is made on 13 July 2007

BETWEEN

(1)     BMB MUNAI, INC. (the "Issuer");

(2)     THE BANK OF NEW YORK as registrar (the "Registrar");

(3)     THE BANK OF NEW YORK as principal paying and conversion agent (the
        "Principal Paying and Conversion Agent"); and

(4)     THE BANK OF NEW YORK as transfer agent (the "Transfer Agent"); and

(5)     BNY CORPORATE TRUSTEE SERVICES LIMITED as trustee (the "Trustee").

WHEREAS

(A)     The Issuer has authorised the creation and issue of U.S.$60,000,000 in aggregate principal amount of 5.0 per cent. Unsecured Convertible Notes due 2012 (the "Notes") convertible into common shares of U.S.$ 0.001 par value in the share capital of the Issuer (the "Shares").

(B)     The Notes are being offered outside the United States in reliance on
        Regulation ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act").

(C)     The Notes will be constituted by, be subject to, and have the benefit of, a trust deed dated 13 July 2007 (as amended and/or supplemented from time to time, the "Trust Deed") and made between the Issuer and the
        Trustee.

(D)     The Notes will be in registered form and in denominations of
        U.S.$100,000. The Notes will be represented by note certificates ("Note
        Certificates") in the form attached in the Schedules to the Trust Deed.

(E)     The Issuer, the Registrar, the Paying and Conversion Agents, the
        Transfer Agents and the Trustee wish to record certain arrangements which they have made in relation to the Notes.

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     Definitions
        In this Agreement the following expressions have the following meanings:

        "Agents" means the Principal Paying and Conversion Agent, the Registrar,
        the Transfer Agents and the Paying and Conversion Agents and "Agent"
        means any one of the Agents;

        "Bookrunner" means Bayerische Hypo-und Vereinsbank AG;

                                      -1-

        "Conditions" means the Terms and Conditions of the Notes (as scheduled to the Trust Deed and as modified from time to time in accordance with their terms), and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof;

        "Conversion Notice" means a notice of conversion substantially in the form set out in Schedule 3 (Form of Conversion Notice) or such other form as may from time to time be agreed between the Issuer, the
        Principal Paying and Conversion Agent and the Trustee and distributed to each Paying and Conversion Agent;

        "Local Banking Day" means a day (other than a Saturday or a Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the city in which the
        Principal Paying and Conversion Agent has its Specified Office;

        "Local Time" means the time in the city in which the Principal Paying and Conversion Agent has its Specified Office;

        "Noteholders" means the holders of the Notes for the time being;

        "Paying and Conversion Agents" means the Principal Paying and Conversion
        Agent and any other paying and conversion agents appointed from time to time in accordance with Clause 12 (Changes in Agents);

        "Principal Paying and Conversion Agent", "Paying and Conversion Agents",
        "Registrar" and "Transfer Agent" include any successors thereto appointed from time to time in accordance with Clause 12 (Changes in
        Agents) and "Paying and Conversion Agent" and "Transfer Agent" means any one of the Paying and Conversion Agents and the Transfer Agents,
        respectively;

        "Put Option Notice" means a notice of exercise relating to the put options contained in Condition 8(b) (Redemption and Purchase -
        Redemption at the option of Noteholders), substantially in the form set out in Schedule 4 (Form of Put Option Notice) or such other form as may from time to time be agreed between the Issuer, the Principal Paying and
        Conversion Agent and the Trustee and distributed to each Paying and
        Conversion Agent;

        "Regulations" means the regulations concerning the transfer of Notes as the same may from time to time be promulgated by the Issuer and approved by the Registrar and the Trustee (the initial such regulations being set out in Schedule 1) (Regulations concerning transfers and registration of
        Notes);

        "Replacement Agent" means the Principal Paying and Conversion Agent;

        "Specified Office" means, in relation to any Agent:

        (a)     the office specified against its name in Schedule 5 (Specified
                Offices of the Agents); or

                                      -2-

        (b)     such other office as such Agent may specify in accordance with
                Clause 12.8 (Changes in Specified Offices);

        "Transfer Agents" means any transfer agents appointed from time to time in accordance with Clause 12 (Changes in Agents);

        "Trustee" includes all persons for the time being appointed trustee or trustees under the Trust Deed; and

        "U.S.$" and "U.S. dollars" denote the lawful currency for the time being of the United States of America.

1.2     Clauses and Schedules
        Any reference in this Agreement to a Clause or a sub-clause or a
        Schedule is, unless otherwise stated, to a clause or a sub-clause hereof or a schedule hereto.

1.3     Principal and interest
        In this Agreement, any reference to principal or interest includes any additional amounts payable in relation thereto under the Conditions.

1.4     Terms defined in the Conditions and the Trust Deed
        Terms and expressions used but not defined herein have the respective meanings given to them in the Conditions and the Trust Deed.

1.5     Legislation
        Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended or re-enacted.

1.6     Headings
        Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

2.      APPOINTMENT OF THE AGENTS

2.1     Appointment
        The Issuer and, for the purposes of Clause 7.7 (Agents to act for
        Trustee) only, the Trustee appoints each Agent as its agent in relation to the Notes for the purposes specified in this Agreement and in the
        Conditions.

2.2     Acceptance of appointment
        Each Agent accepts its appointment as agent of the Issuer and, in respect of Clause 7.7 (Agents to act for Trustee), the Trustee in
        relation to the Notes and agrees to comply with the provisions of this
        Agreement and to comply with the obligations expressed to be undertaken by it in the Conditions.

                                      -3-

3.      THE NOTES

3.1     Availability of Note Certificates
        The Issuer shall promptly arrange for a stock of Note Certificates
        (unauthenticated and with the names of the registered Holders left blank but executed on behalf of the Issuer and otherwise complete) to be made available to the Registrar. The Issuer shall also arrange for such Note
        Certificates as are required to enable the Registrar and the Replacement
        Agent to perform their respective obligations under Clause 4 (Transfers of Notes) and Clause 5 (Replacement Note Certificates) to be made available to or the order of the Registrar and the Replacement Agent from time to time.

3.2     Authority to Authenticate
        Each of the Registrar and the Replacement Agent is authorised by the
        Issuer to authenticate the Note Certificates by the signature of any of its officers or any other person duly authorised for the purpose by the
        Registrar or (as the case may be) the Replacement Agent.

3.3     Duties of the Registrar and the Replacement Agent
        The Registrar and the Replacement Agent shall hold in safe keeping all unauthenticated Note Certificates delivered to it in accordance with
        Clause 3.2 (Availability of Note Certificates) and shall ensure that they are authenticated and delivered only in accordance with the terms hereof, of the Note Certificate (if applicable) and of the Conditions.

4.      TRANSFERS OF NOTES

4.1     Maintenance of the Register
        The Registrar shall maintain in relation to the Notes a register (the
        "Register"), which shall be kept at its Specified Office in accordance with the Conditions and be made available by the Registrar to the
        Issuer, the Trustee and the other Agents for inspection and for the taking of copies or extracts therefrom at all reasonable times. The
        Register shall show the aggregate principal amount, serial numbers and dates of issue of Note Certificates, the names and addresses of the initial Holders thereof and the dates of all transfers to, and the names and addresses of, all subsequent Holders thereof, all cancellations of
        Note Certificates and all replacements of Note Certificates.

        The Register shall at all times be maintained outside of the United
        Kingdom.

4.2     Registration of transfers in the register
        The Registrar shall receive requests for the transfer of Notes in accordance with the Conditions and the Regulations and shall make the necessary entries in the Register.

4.3     Transfer Agents to receive requests for transfers of Notes
        Each of the Transfer Agents shall receive requests for the transfer of
        Notes in accordance with the Conditions and the Regulations and assist, if required, in the issue of new Note Certificates to give effect to such transfers and, in particular, upon any such request being duly made, shall promptly notify the Registrar of:

        4.3.1   the aggregate principal amount of the Notes to be transferred;

                                      -4-

        4.3.2   the name(s) and addresses to be entered on the Register of the
                Holder(s) of the new Note Certificate(s) to be issued in order to give effect to such transfer; and

        4.3.3   the place and manner of delivery of the new Note Certificate(s)
                to be delivered in respect of such transfer

        and shall forward the Note Certificate(s) relating to the Notes to be transferred (with the relevant form(s) of transfer duly completed) to the Registrar with such notification.

5.      REPLACEMENT NOTE CERTIFICATES

5.1     Delivery of replacements
        Subject to receipt of replacement Note Certificates, the Replacement
        Agent shall, upon and in accordance with the instructions of the Issuer
        (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity), complete, authenticate and deliver a Note Certificate which the Issuer has determined to issue as a replacement for any Note Certificate which has been mutilated or defaced or which has been or is alleged to have been destroyed, stolen or lost; provided, however, that a Replacement
        Agent shall not deliver any Note Certificate as a replacement for any
        Note Certificate which has been mutilated or defaced otherwise than against surrender of the same and shall not issue any replacement Note
        Certificate until the applicant has furnished the Replacement Agent with such evidence and indemnity as the Issuer and/or the Replacement Agent may reasonably require and has paid such costs and expenses as may be incurred in connection with such replacement.

5.2     Replacements to be numbered
        Each replacement Note Certificate delivered hereunder shall bear a unique serial number.

5.3     Cancellation and destruction
        Each Replacement Agent shall cancel and destroy each mutilated or defaced Note Certificate surrendered to it in respect of which a replacement has been delivered.

5.4     Notification
        Each Replacement Agent shall notify the Issuer, the other Agents and the
        Trustee of the delivery by it of any Note Certificate, specifying the serial number thereof and the serial number (if any and if known) of the
        Note Certificate which it replaces and confirming (if such is the case)
        that the Note Certificate which it replaces has been cancelled and destroyed in accordance with Clause 5.3 (Cancellation and destruction).

6.      PAYMENTS TO THE PRINCIPAL PAYING AND CONVERSION AGENT

6.1     Issuer to pay Principal Paying and Conversion Agent
        In order to provide for the payment of principal and interest and any other amounts in respect of the Notes as the same becomes due and payable, the Issuer shall pay to the Principal Paying and Conversion
        Agent, on or before the date which is one Local Banking Day before the day on which such payment becomes due, an amount equal to the relevant

                                      -5-

        amount falling due in respect of the Notes on such date. If the Issuer requires the Principal Paying and Conversion Agent to make payments of any cash payment on its behalf, the Issuer shall no later than two Local
        Banking Days prior to the date on which such cash payment becomes due and payable notify the Principal Paying and Conversion Agent of the amount of such cash payment.

6.2     Manner and time of payment
        Each amount payable under Clause 6.1 (Issuer to pay Principal Paying and
        Conversion Agent) shall be paid unconditionally by credit transfer in
        U.S. dollars and in same day, freely transferable, cleared funds not later than 10.00 a.m. (Local Time) on the relevant day (or by such earlier time as may be determined by the Principal Paying and Conversion
        Agent in its absolute discretion) to such account with such bank in New
        York City as the Principal Paying and Conversion Agent may from time to time by notice to the Issuer (with a copy to the Trustee) specify for such purpose. The Issuer shall, before 10.00 a.m. (Local Time) on the second Local Banking Day before the due date of each payment by it under
        Clause 6.1 (Issuer to pay Principal Paying and Conversion Agent),
        procure that the bank effecting payment for it confirms by tested telex or authenticated SWIFT message to the Principal Paying and Conversion
        Agent the payment instructions relating to such payment. If the
        Principal Paying and Conversion Agent determines in its absolute discretion that payment in accordance with this Clause 6.2 is required to be made earlier, it will provide the Issuer with no less than 21 days prior notice in writing of such requirement.

6.3     Exclusion of liens and interest
        The Principal Paying and Conversion Agent shall be entitled to deal with each amount paid to it under this Clause 6 (Payments to the Principal
        Paying and Conversion Agent) in the same manner as other amounts paid to it as a banker by its customers; provided, however, that:

        6.3.1   it shall not exercise against the Issuer any lien, right of set-off or similar claim in respect thereof;

        6.3.2   it shall not be liable to any person for interest thereon; and

        6.3.3   money held by it need not be segregated except as required by law.

6.4     Application by Principal Paying and Conversion Agent
        The Principal Paying and Conversion Agent shall apply each amount paid to it hereunder in accordance with Clause 7 (Payments to Noteholders)
        and shall not be obliged to repay any such amount unless the claim for the relevant payment becomes void under Condition 39 (Prescription), in which event it shall refund at the written request of the Issuer such portion of such amount as relates to such payment by paying the same by credit transfer in U.S. dollars to such account with such bank in New
        York City as the Issuer has by notice to the Principal Paying and
        Conversion Agent specified for the purpose.

                                      -6-

6.5     Failure to receive payment instructions
        If the Principal Paying and Conversion Agent has not by 10 a.m. (Local
        Time) on the second Local Banking Day before the due date of any payment to it under Clause 6.1 (Issuer to pay Principal Paying and Conversion
        Agent), received the relevant payment instructions referred to in Clause
        6.2 (Manner and time of payment), it shall forthwith notify the Issuer and the other Paying and Conversion Agents. If the Principal Paying and
        Conversion Agent subsequently receives such payment instructions, it shall forthwith notify the Issuer and the other Paying and Conversion
        Agents.

7.      PAYMENTS TO NOTEHOLDERS

7.1     Payments by Paying and Conversion Agents
        Each Paying and Conversion Agent acting through its Specified Office shall make payments of principal and interest and any other amounts in respect of the Notes in accordance with the Conditions; provided, however, that:

        7.1.1   if any Note Certificate is presented or surrendered for payment to any Paying and Conversion Agent and such Paying and
                Conversion Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying and
                Conversion Agent shall forthwith notify, upon request, the
                Issuer and (if such Paying and Conversion Agent is not the
                Principal Paying and Conversion Agent) the Principal Paying and
                Conversion Agent of such presentation or surrender and shall not make payment against the same until it is so instructed by the
                Issuer and the Principal Paying and Conversion Agent has
                received the full amount to be so paid;

        7.1.2   a Paying and Conversion Agent shall not be obliged (but shall be entitled) to make payments of principal or interest in respect of the Notes, if:

                (a)     in the case of the Principal Paying and Conversion
                        Agent, it has not received the full amount of any
                        payment due to it under Clause 6.1 (Issuer to pay
                        Principal Paying and Conversion Agent) or is not
                        satisfied that such payment will be made; or

                (b)     in the case of any other Paying and Conversion Agent, it
                        has been notified by the Principal Paying and Conversion
                        Agent that payment has not been received, unless it is
                        subsequently notified that such payment has been
                        received;

        7.1.3   each Paying and Conversion Agent shall cancel each Note
                Certificate against presentation and surrender of which it has made full payment and shall deliver each Note Certificate so cancelled by it to, or to the order of, the Registrar; and

        7.1.4   notwithstanding any other provision of this Agreement, each
                Paying and Conversion Agent shall be entitled to make a
                deduction or withholding from any payment which it makes under this Agreement for or on account of any present or future taxes,

                                      -7-

                duties or charges if and to the extent so required by applicable law, in which event such Paying and Conversion Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted.

7.2     Exclusion of liens and commissions
        No Paying and Conversion Agent shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under
        Clause 7.1 (Payments by Paying and Conversion Agents) in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.3     Reimbursement by the Principal Paying and Conversion Agent
        If a Paying and Conversion Agent other than the Principal Paying and
        Conversion Agent makes any payment in accordance with Clause 7.1
        (Payments by Paying and Conversion Agents):

        7.3.1   it shall notify the Principal Paying Agent of the amount so paid by it and the serial number and principal amount of each Note
                Certificate in relation to which payment of principal or
                interest was made; and

        7.3.2   subject to and to the extent of compliance by the Issuer with
                Clause 6.1 (Issuer to pay Principal Paying and Conversion Agent)
                (whether or not at the due time), the Principal Paying and
                Conversion Agent shall pay to such Paying and Conversion Agent out of the funds received by it under Clause 6.1 (Issuer to pay
                Principal Paying and Conversion Agent), by credit transfer in
                U.S. dollars to such account with such bank in New York City as such Paying and Conversion Agent has by notice to the Principal
                Paying and Conversion Agent specified for the purpose, an amount equal to the amount so paid by such Paying and Conversion Agent.

7.4     Appropriation by Principal Paying and Conversion Agent
        If the Principal Paying and Conversion Agent makes any payment in accordance with Clause 7.1 (Payments by Paying and Conversion Agents), it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 (Issuer to pay Principal Paying and
        Conversion Agent) an amount equal to the amount so paid by it.

7.5     Reimbursement by Issuer
        Subject to sub-clauses 7.1.1 and 7.1.2 (Payments by Paying and
        Conversion Agents), if a Paying and Conversion Agent makes a payment in respect of Notes on or after the due date for such payment under the
        Conditions at a time at which the Principal Paying and Conversion Agent has not received the full amount of the relevant payment due to it under
        Clause 6.1 (Issuer to pay Principal Paying and Conversion Agent) and the
        Principal Paying and Conversion Agent is not able out of funds received by it under Clause 6.1 (Issuer to pay Principal Paying and Conversion
        Agent) to reimburse such Paying and Conversion Agent therefor (whether

                                      -8-

        by payment under Clause 7.3 (Reimbursement by the Principal Paying and
        Conversion Agent) or appropriation under Clause 7.4 (Appropriation by the Principal Paying and Conversion Agent), the Issuer shall from time to time on demand pay to the Principal Paying and Conversion Agent for account of such Paying and Conversion Agent the amount so paid by such
        Paying and Conversion Agent and not so reimbursed and an amount sufficient to indemnify such Paying and Conversion Agent against any cost, loss or expense which it incurs as a result of making such payment and not receiving reimbursement of such amount.

7.6     Partial payments
        If at any time and for any reason a Paying and Conversion Agent makes a partial payment in respect of any Note Certificate presented for payment to it, such Paying and Conversion Agent shall enface thereon a statement indicating the amount and the date of such payment. In addition, if, on any due date for payment, less than the full amount of any principal or interest is paid in respect of the Notes, the Registrar will note on the
        Register a memorandum of the amount and date of any payment then made and, if any Note Certificate is presented for payment in accordance with the Conditions and no payment is then made, the date of presentation of the Note Certificate.

7.7     Agents to act for Trustee
        If any Event of Default or Potential Event of Default occurs, the Agents shall, if so required by notice given by the Trustee to the Issuer and the Agents (or such of them as are specified by the Trustee):

        7.7.1   act thereafter, until otherwise instructed by the Trustee, as the agents of the Trustee in relation to payments to be made by or on behalf of the Trustee under the Trust Deed (save that the
                Trustee's liability for the indemnification of any of the Agents shall be limited to the amounts for the time being held by the
                Trustee on the trusts of the Trust Deed and available to the
                Trustee for such purpose) and thereafter to hold all Note
                Certificates and all sums, documents and records held by them in respect of the Notes on behalf of the Trustee; and/or

        7.7.2   deliver up all Note Certificates and all sums, documents and records held by them in respect of the Notes to the Trustee or as the Trustee shall direct in such notice; provided, however, that such notice shall not be deemed to apply to any document or record which any Agent is obliged not to release by any law or regulation.

8.      CONVERSION OF THE NOTES

8.1     Conversion Notices
        Promptly upon request from time to time, the Issuer will provide the
        Paying and Conversion Agents with copies of the forms of Conversion
        Notice for the time being current.

8.2     Exercise of Conversion Rights in respect of Notes
        Subject as provided herein and in the Conditions, Noteholders may exercise Conversion Rights in respect of the whole of the principal amount of a Note during the relevant Conversion Period by delivering

                                      -9-

        such Note to the Specified Office of any Paying and Conversion Agent
        during its usual business hours, together with a duly completed and signed Conversion Notice (the form of which shall be furnished upon request to any Noteholder by any Paying and Conversion Agent) and such
        Paying and Conversion Agent shall:

        8.2.1   accept delivery on behalf of the Issuer of such Note Certificate and such duly completed and signed Conversion Notice; and

        8.2.2   require, as a further condition precedent to an exercise of
                Conversion Rights by or on behalf of a Noteholder (i) compliance by the Noteholder with any applicable fiscal or other laws or regulations as provided in the Conditions, and (ii) that such
                Noteholder pays, to the extent required by, and in accordance with Condition 13(b) (Procedure for Conversion - Conversion
                Expenses) any Conversion Expenses.

8.3     Notification by Paying and Conversion Agents
        Upon the conditions referred to in Clause 8.2 (Exercise of Conversion
        Rights in respect of Notes) being fulfilled, the relevant Paying and
        Conversion Agent shall:

        8.3.1   hold the relevant Conversion Notice together with any relevant
                Note(s) and any moneys paid in accordance with Condition 13(b)
                (Procedure for Conversion - Conversion Expenses) as the agent of the Issuer;

        8.3.2   endorse the relevant Conversion Notice with the information specified in the Conversion Notice as to be completed by the relevant Paying and Conversion Agent;

        8.3.3   notify the Issuer by facsimile transmission of the following:

                (a)     the serial numbers and denominations of all the Notes
                        deposited on the same occasion by the same Noteholder
                        and the name and address of such Noteholder;

                (b)     the Conversion Date in respect of such exchange;

                (c)     the number of Shares to be issued and the Conversion
                        Price in respect of such conversion;

                (d)     the amount of any cash payment equal to the fraction of
                        a Share that would fall to be delivered on conversion;

                (e)     the name(s) and address(es) of the persons to whom the
                        Shares are to be delivered showing against each such
                        name the number of Shares which are to be delivered to
                        that person and the account(s) to which the Shares are
                        to be delivered, or the name(s) and account(s) of the
                        person(s) to whom the cash payments in respect of the
                        exercise of the Conversion Rights are to be paid
                        pursuant to the Conditions, as the case may be, in
                        accordance with the Conversion Notice; and

                                      -10-

                (f)     the principal amount of Notes outstanding following
                        exercise of the relevant Conversion Rights; and

        8.3.4   cancel promptly after the relevant Conversion date each Note delivered with the Conversion Notice and deliver each Note
                Certificate so cancelled by it to, or to the order of, the
                Registrar; and in the case of a Paying and Conversion Agent other than the Principal Paying and Conversion Agent, such
                Paying and Conversion Agent shall deliver each Note Certificate so cancelled by it to, or to the order of, the Registrar.

8.4     Notification of Adjustment to Conversion Price
        The Issuer shall, whenever there is an adjustment to the Conversion
        Price pursuant to the Conditions, as soon as reasonably practicable following such adjustment notify the Principal Paying and Conversion
        Agent and the Trustee of both the previous and the new Conversion Price
        (with a brief statement of the facts requiring such adjustment) and the date as from which the new Conversion Price has become or will become effective.

8.5     Identification Codes
        Each Conversion Notice and each facsimile transmission sent in respect of a Conversion Notice pursuant to the provisions of this Clause 8
        (Conversion of the Notes) by any Paying and Conversion Agent shall indicate the identification code designated below for that Paying and
        Conversion Agent, and shall bear for identification the lowest number previously unused by that Paying and Conversion Agent in the sequence of whole numerals starting from one and continuing in uninterrupted sequence upwards. All confirmatory or subsequent communications
        (regardless of the identity of the sender or the recipient thereof) with regard to such Conversion Notice shall bear the same identifying serial number as well as the identification code of the relevant Paying and
        Conversion Agent.

        The identification code of the Paying and Conversion Agents shall be as follows:

            Name Of Paying And Conversion Agent        Identification Code
                    The Bank of New York                      BNYO1

9.      MISCELLANEOUS DUTIES OF THE AGENTS

9.1     Cancellation
        The Issuer may from time to time deliver to, or to the order of, the
        Registrar, Note Certificates of which it or any of its Subsidiaries is the Holder for cancellation, whereupon the Registrar shall cancel the same and shall make the corresponding entries in the Register.

9.2     Notes in issue
        As soon as practicable (and in any event within three months) after each date on which Notes fall due for redemption, the Registrar shall notify the Issuer and the Trustee of the serial numbers and principal amount of

                                      -11-

        any Note Certificates against surrender of which payment has been made and of the serial numbers and principal amount of any Note Certificates
        (and the names and addresses of the Holders thereof) which have not yet been surrendered for payment.

9.3     Forwarding of communications
        Each Agent shall promptly forward to the Issuer a copy of any notice or communication addressed to the Issuer by any Noteholder which is received by such Agent.

9.4     Maintenance of records
        Each of the Agents shall maintain records of all documents received by it in connection with its duties hereunder and shall make such records available for inspection at all reasonable times by the Issuer, the
        Trustee and the other Agents and, in particular the Registrar shall (a)
        maintain a record of all Note Certificates delivered hereunder and of their redemption, payment, cancellation, mutilation, defacement, alleged destruction, theft, loss and replacement and (b) make such records available for inspection at all reasonable times by the Issuer, the
        Trustee and the other Agents.

9.5     Delivery of notices
        The Registrar shall, upon and in accordance with the instructions of the
        Issuer and/or the Trustee received at least 10 days before the proposed date for posting of notices, arrange for the delivery of any notice which is to be given to the Noteholders and shall supply a copy thereof to each other Agent and the Trustee.

9.6     Documents available for inspection
        The Issuer shall provide to each Agent and the Trustee:

        9.6.1   conformed copies of this Agreement and the Trust Deed;

        9.6.2   such documents as may be specified as so available at the
                Specified Offices of the Paying and Conversion Agents in the
                Conditions; and

        9.6.3   if the provisions of Condition 8(c) (Redemption for taxation reasons) become relevant in relation to the Notes, the documents contemplated under Condition 8(c) (Redemption for taxation reasons); and

        Each of the Agents shall make available for inspection during normal business hours at its Specified Office the documents referred to above and, upon reasonable request, will allow copies of such documents to be taken.

9.7     Forms of Proxy
        The Registrar shall, at the request of the Holder of any Note, make available uncompleted and unexecuted Forms of Proxy and issue Block
        Voting Instructions in a form and manner which comply with the provisions of Schedule 2 Provisions for Meetings of the Noteholders) to
        the Trust Deed. The Registrar shall keep a full record of completed and executed Forms of Proxy received by it and will give to the Issuer and the Trustee, not less than 24 hours before the time appointed for any

                                      -12-

        meeting or adjourned meeting, full particulars of duly completed Forms of Proxy received by it and of Block Voting Instructions issued by it in respect of such meeting or adjourned meeting.

9.8     Exercise of put option
        Each Paying and Conversion Agent shall make available to Noteholders during the periods specified in Condition 8(b) (Redemption and Purchase
        - Redemption at the option of Noteholders) or Condition 8(e) (Redemption and Purchase -- Redemption at the option of Noteholders Following a
        Change of Control) for the deposit of Put Option Notices forms of Put
        Option Notice upon request during usual business hours at its Specified
        Office. Upon receipt by a Paying and Conversion Agent of a duly completed Put Option Notice and, in the case of a Put Option Notice relating to Notes evidenced by an Note Certificate, such Note
        Certificate in accordance with Condition 8(b) (Redemption and Purchase -
        Redemption at the option of Noteholders) or Condition 8(e) (Redemption and Purchase - Redemption at the option of Noteholders Following a
        Change of Control), such Paying and Conversion Agent shall notify the
        Issuer and (in the case of a Paying and Conversion Agent other than the
        Principal Paying and Conversion Agent) the Principal Paying and
        Conversion Agent thereof indicating the certificate or serial numbers
        (if any) and principal amount of the Notes in respect of which the Put
        Option is exercised. Any such Paying and Conversion Agent with which an
        Note Certificate is deposited shall deliver a duly completed Put Option
        Receipt to the depositing Noteholder and shall hold such Note
        Certificate on behalf of the depositing Noteholder (but shall not, save as provided below or in the Conditions, release it) until the relevant
        Put Settlement Date, when it shall present such Note Certificate to itself for payment of the redemption moneys therefor and interest (if any) accrued to such date in accordance with the Conditions and Clause 7
        (Payments to Noteholders) and pay such amounts in accordance with the directions of the Noteholder contained in the Put Option Notice;
        provided, however, that if, prior to such Put Settlement Date, the Notes evidenced by such Note Certificate become immediately due and payable or upon due presentation of such Note Certificate payment of such redemption moneys is improperly withheld or refused, the relevant Paying and Conversion Agent shall mail notification thereof to the depositing
        Noteholder at such address as may have been given by such Noteholder in the relevant Put Option Notice and shall hold such Note at its Specified
        Office for collection by the depositing Noteholder against surrender of the relevant Put Option Receipt. For so long as any outstanding Note
        Certificate is held by a Paying and Conversion Agent in accordance with the preceding sentence, the depositor of the relevant Note Certificate, and not the relevant Paying and Conversion Agent, shall be deemed to be the bearer of such Note Certificate for all purposes. Any Paying Agent which receives a Put Option Notice in respect of Notes represented by the Note Certificate shall make payment of the relevant redemption moneys and interest accrued to the Put Settlement Date in accordance with the Conditions, Clause 8 (Payments to Noteholders) and the terms of the Note Certificate.

                                      -13-

9.9     Exercise of Call Option
        If the Issuer intends to redeem the Notes pursuant to Condition 8(c)
        (Redemption for tax reasons) or Condition 8(d) (Redemption and Purchase
        - Redemption at the Option of the Issuer), it shall, at least 14 days before the latest date for delivery of the notice of redemption required to be given to Noteholders, give notice to the Principal Paying and
        Conversion Agent and the Trustee of its intention to redeem the Notes pursuant to this Condition stating the date on which it anticipates such
        Notes may be redeemed. The Principal Paying and Conversion Agent shall at the expense of the Issuer deliver the notice required in connection with such redemption on behalf of the Issuer. Such notice shall specify:

        9.9.1   the date when the relevant redemption will take place; and

        9.9.2   the last day on which Conversion Rights may be exercised by a
                Noteholder.

10.     FEES AND EXPENSES

10.1    Fees
        The Issuer shall pay to the Principal Paying and Conversion Agent for the account of the Agents such fees as may be separately agreed between the Issuer and the Principal Paying and Conversion Agent in respect of the services of the Agents hereunder (plus any applicable value added tax).

10.2    Front-end expenses
        The Issuer shall on demand reimburse the Principal Paying and Conversion
        Agent for all expenses properly incurred by it in the negotiation, preparation and execution of this Agreement, and shall on demand reimburse each Agent for all expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (plus any applicable value added tax), other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under Clause 10.1 (Fees).

10.3    Taxes
        The Issuer shall pay all stamp, registration and other taxes and duties
        (including any interest and penalties thereon or in connection therewith) which are payable upon or in connection with the execution and delivery of this Agreement, and the Issuer shall jointly and severally indemnify each Paying and Conversion Agent on demand against any claim, demand, action, liability, damages, cost, loss or expense
        (including, without limitation, legal fees and any applicable value added tax) which it incurs as a result or arising out of or in relation to any failure to pay or delay in paying any of the same. All payments

                                      -14-

        by the Issuer under this Clause 10 (Fees and Expenses) or Clause 11.4
        (Indemnity in favour of the Agents) shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United Kingdom, the United States of America or the Republic of Kazakhstan or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as will result in the receipt by the relevant Agent of such amounts as would have been received by it if no such withholding or deduction had been required.

11.     TERMS OF APPOINTMENT

11.1    Rights and powers
        Each Agent may, in connection with its services hereunder:

        11.1.1  except as ordered by a court of competent jurisdiction or otherwise required by law and regardless of any notice of
                ownership, trust or any other interest therein, any writing on the Note Certificate relating to any Note by any person (other than a duly executed form of transfer) or any notice of any previous loss or theft thereof, but subject to sub-clause 7.1.1
                (Payments by Paying and Conversion Agents), treat the registered
                Holder of any Note as its absolute owner for all purposes and make payments thereon accordingly;

        11.1.2  assume that the terms of each Note Certificate as issued are correct;

        11.1.3  rely upon and shall be protected against liability for acting on the terms of any notice, communication or other document
                believed by it to be genuine and from the proper party; and

        11.1.4  engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary and rely upon any advice so obtained (and such Agent shall be protected and shall incur no liability as against the Issuer in respect of any action taken, or permitted to be taken, in
                accordance with such advice and in good faith).

11.2    Extent of duties
        Each Agent shall only be obliged to perform the duties set out herein.
        No Agent shall:

        11.2.1  be under any fiduciary duty or other obligation towards or have any relationship of agency or trust for or with any person other than the Issuer and the Trustee; or

        11.2.2  be responsible for or liable in respect of the legality, validity or enforceability of any Note Certificate (other than in respect of authentication of Note Certificates by it in accordance with this Agreement) or any act or omission of any other person (including, without limitation, any other Agent).

11.3    Freedom to transact
        Each Agent may purchase, hold and dispose of Notes and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with any Holders of Notes or with any other person in the same manner as if it had not been appointed as the agent of the
        Issuer in relation to the Notes.

                                      -15-

11.4    Indemnity in favour of the Agents
        The Issuer shall indemnify each Agent on demand against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees properly incurred and any applicable value added tax) which it incurs, other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under
        Clause 10.1 (Fees) and otherwise than by reason of its own negligence or wilful default or bad faith, as a result or arising out of or in relation to its acting as the agent of the Issuer in relation to the
        Notes. Notwithstanding the foregoing, under no circumstances will any
        Agent be liable to the Issuer or any other party to this Agreement for any consequential loss (being loss of business, goodwill, opportunity or profit) of any kind whatsoever, even if advised of the possibility of such loss or damage. The indemnity contained in this Clause 11 shall survive the termination or expiry of this Agreement.

12.     CHANGES IN AGENTS

12.1    Resignation
        Any Agent may resign its appointment upon not less than 30 days' notice to the Issuer (with a copy to the Trustee and, in the case of an Agent other than the Principal Paying and Conversion Agent, to the Principal
        Paying and Conversion Agent); provided, however, that:

        12.1.1  if such resignation would otherwise take effect less than 30 days before or after the maturity date or other date for
                redemption of the Notes or any interest payment date in relation to the Notes, it shall not take effect until the thirtieth day following such date; and

        12.1.2  in the case of the Registrar or Principal Paying and Conversion
                Agent, such resignation shall not take effect until a successor has been duly appointed consistently with Clause 12.4
                (Additional and successor agents) or Clause 12.5 (Agents may appoint successors) and notice of such appointment has been given to the Noteholders.

12.2    Revocation
        The Issuer may (with the prior written approval of the Trustee) revoke its appointment of any Agent by not less than 30 days' notice to such
        Agent (with a copy, in the case of an Agent other than the Principal
        Paying and Conversion Agent, to the Principal Paying and Conversion
        Agent); provided, however, that, in the case of the Registrar or the
        Principal Paying and Conversion Agent, such revocation shall not take effect until a successor has been duly appointed consistently with
        Clause 12.4 (Additional and successor agents) or Clause 12.5 (Agents may appoint successors) and previously approved in writing by the Trustee and notice of such appointment has been given to the Noteholders.

12.3    Automatic termination
        The appointment of any Agent shall terminate forthwith if (a) such Agent becomes incapable of acting, (b) a secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of such Agent, (c) such

                                      -16-

        Agent admits in writing its insolvency or inability to pay its debts as they fall due, (d) an administrator or liquidator of such Agent or the whole or any part of the undertaking, assets and revenues of such Agent is appointed (or application for any such appointment is made), (e) such
        Agent takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness, (f) an order is made or an effective resolution is passed for the winding-up of such Agent or
        (g) any event occurs which has an analogous effect to any of the foregoing. If the appointment of the Registrar or the Principal Paying and Conversion Agent is terminated in accordance with the preceding sentence, the Issuer shall forthwith appoint a successor in accordance with Clause 12.4 (Additional and successor agents).

12.4    Additional and successor agents
        The Issuer may (with the prior written approval of the Trustee) appoint a successor registrar or principal paying and conversion agent, additional or successor paying and conversion agents or additional or successor transfer agents provided that the Specified Office of any such additional or successor registrar or transfer agent must be outside of the United Kingdom, and shall forthwith give notice of any such appointment to the continuing Agents, the Noteholders and the Trustee, whereupon the Issuer, the continuing Agents, the Trustee and the additional or successor registrar or principal paying and conversion agent or paying and conversion agent or transfer agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

12.5     Agents may appoint successors
        If the Registrar or Principal Paying and Conversion Agent gives notice of its resignation in accordance with Clause 12.1 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause 12.4 (Additional and successor agents), the Registrar or Principal Paying and Conversion Agent which is resigning may itself, following such consultation with the Issuer as is practicable in the circumstances and with the prior written approval of the Trustee, appoint as its successor any reputable and experienced financial institution and give notice of such appointment to the Issuer, the remaining Agents, the Trustee and the Noteholders, whereupon the
        Issuer, the remaining Agents, the Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

12.6    Release
        Upon any resignation or revocation taking effect under Clause 12.1
        (Resignation) or 12.2 (Revocation) or any termination taking effect under Clause 12.3 (Automatic termination), the relevant Agent shall:

                                      -17-

        12.6.1  be released and discharged from its obligations under this
                Agreement (save that it shall remain entitled to the benefit of and subject to Clause 10.3 (Taxes), Clause 11 (Terms of
                Appointment) and Clause 12 (Changes in Agents));

        12.6.2  in the case of the Registrar, deliver to the Issuer and to its successor a copy, certified as true and up-to-date by an officer or authorised signatory of the Registrar, of the records
                maintained by it in accordance with Clause 4.1 (Maintenance of the Register);

        12.6.3  forthwith (upon payment to it of any amount due to it in accordance with Clause 10 (Fees and Expenses) or Clause 11.4
                (Indemnity in favour of the Agents) transfer all moneys and papers (including any unissued Note Certificates held by it hereunder and any documents held by it pursuant to Clause 9.6
                (Documents available for inspection)) to its successor and, upon appropriate notice, provide reasonable assistance to its
                successor for the discharge of its duties and responsibilities hereunder.

12.7    Merger
        Any legal entity into which any Agent or the Trustee is merged or converted or any legal entity resulting from any merger or conversion to which such Agent or (as the case may be) the Trustee is a party or any legal entity to which any Agent or (as the case may be) Trustee sells all or substantially all of its corporate, trust and agency business, shall, to the extent permitted by applicable law, be the successor to such Agent or, as the case may be, the Trustee without any further formality, whereupon the Issuer, the other Agents, the Trustee (if applicable) and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger or conversion shall forthwith be given by such successor to the Issuer, the Trustee (if applicable) and the other
        Agents and, by the Issuer at its own expense, the Noteholders.

12.8    Changes in Specified Offices
        If any Agent decides to change its Specified Office (which may only be effected within the same city unless the prior written approval of the
        Issuer and the Trustee has been obtained provided that the Specified
        Offices of the Transfer Agent and the Registrar must at all times be outside the United Kingdom), it shall give notice to the Issuer (with a copy to the Trustee and the other Agents) of the address of the new
        Specified Office stating the date on which such change is to take effect, which date shall be not less than 30 days after the date of such notice. The Issuer shall at its own expense not less than 14 days prior to the date on which such change is to take effect (unless the appointment of the relevant Agent is to terminate pursuant to any of the foregoing provisions of this Clause 12 (Changes in Agents) on or prior to the date of such change) give notice thereof to the Noteholders.

                                      -18-

13.     NOTICES

13.1    Addresses for notices
        All notices and communications hereunder shall be made in writing (by letter or fax) and shall be sent as follows:

        13.1.1  if to the Issuer, to it at:

                  BMB Munai, Inc.

                  Fax:          +7 3272 375 131
                  Attention:    Askar Tashtitov

        13.1.2  if to an Agent, to it at the address or fax number specified against its name in Schedule 5 (Specified Offices of the Agents)
                (or, in the case of an Agent not originally a party hereto, specified by notice to the parties hereto at the time of its appointment) for the attention of the person or department specified therein;

        13.1.3  if to the Trustee, to it at:

                  BNY Corporate Trustee Services Limited

                  Fax:          +44 207 964 2351
                  Attention:    Manager, Trustee Administration

        or, in any case, to such other address or fax number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

13.2    Effectiveness
        Every notice or communication sent in accordance with Clause 13.1
        (Addresses for notices) shall be effective, if sent by letter or fax, upon receipt by the addressee, and provided, however, that any such notice or communication which would otherwise take effect after 4.00
        p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

13.3    Notices to Noteholders
        Any notice required to be given to Noteholders under this Agreement shall be given in accordance with the Conditions and at the expense of the Issuer.

13.4    Notices in English
        All notices and other communications hereunder shall be made in the
        English language or shall be accompanied by a certified English translation thereof. Any certified English translation delivered hereunder shall be certified a true and accurate translation by a professionally qualified translator or by some other person competent to do so.

                                      -19-

14.     LAW AND JURISDICTION

14.1    Governing law
        This Agreement is governed by, and shall be construed in accordance with, English law.

14.2    English courts and New York courts
        The courts of (a) England and (b) the State of New York located in the
        City and County of New York or the United States District Court for the
        Southern District of New York have exclusive jurisdiction to settle any dispute (a "Dispute"), arising from or connected with this Agreement
        (including a dispute regarding the existence, validity or termination of this Agreement) or the consequences of its nullity.

14.3    Appropriate forum
        The parties agree that the courts referred to in Clause 15.2 (English courts and New York courts) are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue that any other courts are more appropriate or convenient.

14.4    Rights of the Agents to take proceedings outside England and the State of New York Clause 15.2 (English courts and New York courts) is for the benefit of the Agents only. As a result, nothing in this Clause 15 (Law and jurisdiction) prevents the Agents from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction. To the extent allowed by law, the Agents may take concurrent Proceedings in any number of jurisdictions.

14.5    Process agent
        The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered (a) in connection with any
        Proceedings in England, to Clifford Chance Secretaries Limited at 10
        Upper Bank Street, London E14 5JJ or, if different, its registered office for the time being or at any address of the Issuer in Great
        Britain at which process may be served on it in accordance with Part
        XXIII of the Companies Act 1985 and (b) in connection with any
        Proceedings in the County of New York to CT Corporation System at 111
        Eighth Avenue, 13th Floor, New York, New York 10011 or, if different, its principal place of business in the County of New York for the time being. If either such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the
        Issuer shall, on the written demand of any Agent addressed and delivered to the Issuer appoint a further person in England or (as the case may
        be) the County of New York to accept service of process on its behalf and, failing such appointment within 15 days, any Agent shall be entitled to appoint such a person by written notice addressed to the
        Issuer and delivered to the Issuer. Nothing in this paragraph shall affect the right of any Agent to serve process in any other manner permitted by law. This clause applies to Proceedings in England and in the County of New York and to Proceedings elsewhere.

                                      -20-

15.     MODIFICATION
        This Agreement may be amended by further agreement among the parties hereto and without the consent of the Noteholders.

        The Principal Paying and Conversion Agent will not be responsible for determining material prejudice to the Noteholders.

16.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this
        Agreement by signing any such counterpart.

17.     RIGHTS OF THIRD PARTIES

        A person who is not a party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                                      -21-

                                   Schedule 1
           REGULATIONS CONDERNING TRANSFERS AND REGISTRATION OF NOTES

1.      The Notes are in the denomination of U.S.$100,000. Notes may only be held in holdings in the aggregate principal amount of U.S.$100,000 and integral multiples of U.S.$100,000 in excess thereof (each, an
        "Authorised Holding").

2.      Subject to paragraph 4 and paragraph 11 below, Notes may be transferred by execution of the relevant form of transfer together with the subscription or transferee's letter (as applicable) in the form specified in Schedule 2 under the hand of the subscriber, transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. Where the form of transfer is executed by an attorney or, in the case of a corporation, under seal or under the hand of two of its officers duly authorised in writing, a copy of the relevant power of attorney certified by a financial institution in good standing or a notary public or in such other manner as the Registrar may require or, as the case may be, copies certified in the manner aforesaid of the documents authorising such officers to sign and witness the affixing of the seal must be delivered with the form of transfer. In this Schedule,
        "transferor" shall, where the context permits or requires, include joint transferors and shall be construed accordingly.

3.      Each original subscriber of the Notes that purchases from the Issuer must sign a subscription letter substantially in the form of Schedule 2
        Part A for non-U.S. persons who purchase pursuant to Rule 903(b)(3)(iii)
        of Regulation S. Investors that purchase the Notes in the secondary market must sign a transferee's letter substantially in the form of
        Schedule 2 Part B attached hereto for non-U.S. persons who purchase pursuant to Rule 904 of Regulation S. The Issuer shall retain the right to void any transfer for any inaccuracy made in, or any failure to provide in writing, such representations and warranties.

4.      The Note Certificate issued in respect of the Notes to be transferred must be surrendered for registration, together with the form of transfer
        (including any certification as to compliance with restrictions on transfer included in such form of transfer) endorsed thereon, and the relevant purchaser's letter or transferee letter (as applicable) duly completed and executed, at the Specified Office of the Registrar or any
        Transfer Agent, and together with such evidence as the Registrar or (as the case may be) the relevant Transfer Agent may reasonably require to prove the title of the transferor and the authority of the persons who have executed the form of transfer. The signature of the person effecting a transfer of a Note shall conform to any list of duly authorised specimen signatures supplied by the Holder of such Note or be certified by a financial institution in good standing, notary public or in such other manner as the Registrar or such Transfer Agent may require.

5.      No Noteholder may require the transfer of a Note to be registered during the period of 15 calendar days ending on the due date for any payment of principal or interest in respect of such Note.

                                      -22-

6.      No Noteholder which has executed a Form of Proxy in relation to a
        Meeting may require the transfer of a Note covered by such Form of Proxy to be registered until the earlier of the conclusion of the Meeting and its adjournment for want of a quorum.

7.      The executors or administrators of a deceased Holder of a Note (not being one of several joint Holders) and, in the case of the death of one or more of several joint Holders, the survivor or survivors of such joint Holders, shall be the only persons recognised by the Issuer as having any title to such Note.

8.      Any person becoming entitled to any Notes in consequence of the death or bankruptcy of the Holder of such Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Registrar or the relevant Transfer
        Agent may require (including legal opinions), become registered himself as the Holder of such Notes or, subject to the provisions of these
        Regulations, the Notes and the Conditions as to transfer, may transfer such Notes. The Issuer, the Transfer Agents, the Registrar and the
        Paying Agents shall be at liberty to retain any amount payable upon the
        Notes to which any person is so entitled until such person is so registered or duly transfers such Notes.

9.      Unless otherwise required by him and agreed by the Issuer and the
        Registrar, the Holder of any Notes shall be entitled to receive only one
        Note Certificate in respect of his holding.

10.     The joint Holders of any Note shall be entitled to one Note Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint Holder whose name appears first in the Register in respect of the joint holding.

11.     Where there is more than one transferee (to hold other than as joint
        Holders), separate forms of transfer (obtainable from the Specified
        Office of the Registrar or any Transfer Agent) must be completed in respect of each new holding.

12.     A Holder of Notes may transfer all or part only of his holding of Notes provided that both the principal amount of Notes transferred and the principal amount of the balance not transferred are an Authorised
        Holding. Where a Holder of Notes has transferred part only of his holding of Notes, a new Note Certificate in respect of the balance of such holding will be delivered to him.

13.     The Issuer, the Transfer Agents and the Registrar shall, save in the case of the issue of replacement Notes pursuant to Condition 40
        (Replacement of Note Certificates), make no charge to the Holders for the registration of any holding of Notes or any transfer thereof or for the issue of any Notes or for the delivery thereof at the Specified
        Office of any Transfer Agent or the Registrar or by uninsured post to the address specified by the Holder, but such registration, transfer, issue or delivery shall be effected against such indemnity from the
        Holder or the transferee thereof as the Registrar or the relevant

                                      -23-

        Transfer Agent may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such registration, transfer, issue or delivery.

14.     Provided a transfer of a Note is duly made in accordance with all applicable requirements and restrictions upon transfer and the Note(s)
        transferred are presented to a Transfer Agent and/or the Registrar in accordance with the Agency Agreement and these Regulations, and subject to unforeseen circumstances beyond the control of such Transfer Agent or the Registrar arising, such Transfer Agent or the Registrar will, within five business days of the request for transfer being duly made, deliver at its Specified Office to the transferee or despatch by uninsured post
        (at the request and risk of the transferee) to such address as the transferee entitled to the Notes in relation to which such Note
        Certificate is issued may have specified, a Note Certificate in respect of which entries have been made in the Register, all formalities complied with and the name of the transferee completed on the Note
        Certificate by or on behalf of the Registrar; and, for the purposes of this paragraph, "business day" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the cities in which the Registrar and (if applicable) the relevant Transfer
        Agent have their respective Specified Offices.

                                      -24-

                                   Schedule 2

                                     Part A
                           Form of Subscription Letter
                            for Regulation S Investor

BMB Munai, Inc.
202, Dostyk Avenue, 4th Floor
Business Centre "Forum"
050051, Almaty
Kazakhstan

Bayerische Hypo-und Vereinsbank AG
Moor House
120 London Wall
London EC2Y 5ET

Dear Sirs:

The undersigned, to enable Bayerische Hypo-und Vereinsbank AG (the "Bookrunner")
to make offers and sales of BMB Munai, Inc.'s (the "Company") U.S.$ 60,000,000
5.0 per cent. Convertible Notes due 2012 (the "Notes") convertible into common shares, currently of U.S.$ 0.001 par value each, in the share capital of the
Company (the "Shares"), of the Company pursuant to Regulation S ("Regulation S")
promulgated under the Securities Act of 1933, as amended (the "Securities Act"), agrees, confirms and certifies as follows:

1.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account (defined below), if any, hereby agrees and gives a binding commitment to subscribe for the total number of Notes specified on the signature page hereto on the terms provided for herein and in the Term
        Sheet (defined below). The subscription amount for the Notes so subscribed will be paid pursuant to the instructions to be provided by the Bookrunner on or before the business day preceding the Closing Date
        (as such term is defined in the Placement Agreement to be entered into between the Company and the Bookrunner). The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, understands and agrees that the Bookrunner reserve the right to accept or reject the undersigned's and/or any Account's subscription for the
        Notes for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Bookrunner. To the extent that the actual number of Notes subscribed for and received by the undersigned (and/or any Account) is different than the number subscribed for, the Company and the Bookrunner may amend this letter to reflect the actual number of
        Notes subscribed for and received by the undersigned (and/or any
        Account). In the event of rejection of the entire subscription by the
        Bookrunner, the undersigned's and any Account's payment hereunder will be returned to the undersigned and this letter shall have no force or effect.

                                      -25-

2.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, hereby represents and warrants that it is not a "U.S.
        person" (as defined in Rule 902(k) under the Securities Act) and understands and agrees that (i) the undersigned is acquiring the Notes in an offshore transaction in accordance with Rule 904 of Regulation S,
        (ii) the undersigned is not acquiring, and has not entered into any discussions regarding the undersigned's acquisition of, the Notes while the undersigned was in the United States of America or any of its
        territories or possessions, (iii) the Notes are being issued without registration under the Securities Act by reason of an exemption that depends, in part, on the accuracy of these representations and (iv) the
        Notes may not, absent an applicable exemption, be transferred without registration and/or qualification under the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction.

3.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, understands and agrees that the Notes and the Shares to be issued on conversion of the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the underlying
        Shares have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, agrees that, if in the future the undersigned or any Account decides to offer, sell, pledge or otherwise transfer such
        Notes and/or the underlying Shares prior to the date which is two years after the date of purchase (the "Resale Restriction Termination Date"), such Notes or the underlying Shares may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof,
        (b) pursuant to a registration statement that has been declared and is effective under the Securities Act, (c) pursuant to offers and sales to
        non-U.S. persons(1) that occur outside the United States within the meaning of and in accordance with Regulation S, or (d) pursuant to any other available exemption from the registration requirements of the
        Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned's property or such Account's property be at all times within the undersigned's or such

--------
(1) In order to qualify as a non-U.S. person under Regulation S, (a) the proposed transferee's principal address must be outside the United States, (b)
  the proposed transferee was located outside the United States at the time any offer to buy the Notes was made to it and at the time that the buy order was originated by it, and (c) the proposed transferee is not a "U.S. person" (as defined in Rule 902(k) under the Securities Act).

                                      -26-

        Account's control and subject to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, understands that the registrar and transfer agent for the Notes will not be required to accept for registration of transfer any Note acquired by the undersigned or any Account, except upon presentation of evidence satisfactory to the Company and the transfer agent that an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, further understands that any certificates, if any, representing the Notes acquired by the undersigned or any Account will bear a legend reflecting the substance of this paragraph and the paragraph immediately below. The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, acknowledges that the Company and the Bookrunner reserve the right to restrict any offer, sale or other transfer of the
        Notes (i) pursuant to clauses (c) or (d) above prior to the Resale
        Restriction Termination Date, or (ii) prior to the end of the one-year restricted period within the meaning of Rule 903(b)(3)(iii) Regulation S under the Securities Act (the "Distribution Compliance Period"), to
        require the completion, execution and delivery of a letter from the transferee substantially in the form of the Transferee's Letter attached hereto as Part B and certifications and other information satisfactory to the Company and the registrar and transfer agent and an opinion of counsel approved by the Company and the registrar and transfer agent to ensure compliance with the Securities Act and the rules and regulations thereunder.

4.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, hereby understands and agrees during the Distribution
        Compliance Period, hedging transactions involving such Notes may not be conducted unless in compliance with the Securities Act.

5.      The undersigned has been furnished with all information that the undersigned requested regarding the Notes.

6.      The undersigned and each Account, if any, has such knowledge in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision, and the undersigned and any Account is able to bear the economic risk of such investment and can afford a complete loss of such investment.

7.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the section of the Term Sheet entitled "Notice to Investors," and agrees to be bound by the restrictions set forth in such section.

8.      [The undersigned represents that it and each Account, if any, is either:
        (A) a natural person with individual net worth, or joint net worth with his/her spouse, at the time of purchase in excess of U.S.$1,000,000, or
        (B)(i) a bank, insurance company, investment company or other entity or institution having total assets in excess of U.S.$5,000,000 or (ii) an entity all of whose equity owners are investors satisfying the standards set forth in clause (A) or clause (B)(i).]

9.      The undersigned (check applicable box):

        [ ]     is subscribing for Notes only on its own behalf and not for the account of any other person or entity, or

                                      -27-

        [ ]     is acting and subscribing for (or proposes to subscribe for)
                Notes on behalf of itself and/or other persons, entities or accounts (each, an "Account" and collectively, "Accounts"). The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, represents and warrants that each Account is not a "U.S. person" (as defined in Rule 902(k) under the
                Securities Act) and was located outside the United States at the time any offer to buy the Notes was made and at the time the subscription order was originated by the undersigned or any such
                Account.

10.     The undersigned has received a copy of the Term Sheet relating to the offering of the Notes and the underlying Shares described therein (the
        "Term Sheet").

11.     The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, acknowledges that the Bookrunner, the Company and others will rely on the acknowledgments, representations and warranties contained in this letter. The undersigned agrees to promptly notify the
        Bookrunner and the Company if any of the acknowledgments,
        representations and warranties set forth herein are no longer accurate.
        The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, agrees that each subscription by the undersigned of securities from the Company will constitute a reaffirmation of the acknowledgments, representations and warranties herein (as modified by any such notice) as of the time of such subscription.

12.     The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, agrees to notify the Bookrunner and the Company of any change in the certifications herein, and each subscription by the undersigned of Notes from or through the Bookrunner will constitute a reaffirmation of the certifications herein (as modified by any such notice) as of the time of such subscription. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, also agrees to provide to the Bookrunner, promptly upon request, such additional information that the Bookrunner may request relating to the above certifications.

13.     If the undersigned is acting on behalf of an Account, the undersigned represents and warrants that the undersigned exercises sole investment discretion with respect to and is authorized to make the
        representations, and enter into the agreements, contained in this letter on behalf of each Account.

14.     The Bookrunner and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, ENGLISH LAW,
WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE
REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

                                      -28-

IN WITNESS WHEREOF, the undersigned, on the undersigned's own behalf and on behalf of each Account, if any, has caused this Subscription Letter to be executed by its duly authorized representative as of the date set forth below.

                                            [INVESTOR]

                                             By:

                                             Name:

                                             Title:

                                             Date:

Total Number of Notes subscribed for:__________________________
(The subscription amount for the Notes shall be paid pursuant to the instructions to be provided by the Bookrunner. To the extent the actual number of Notes subscribed for and received by the undersigned (and/or any Account) is different than the number subscribed for, the Company and the Bookrunner may amend this letter to reflect the actual number of Notes subscribed for and received by the undersigned (and/or any Account).

                                      -29-

                                     Part B
                               Transferee's Letter

BMB Munai, Inc.
202, Dostyk Avenue, 4th Floor
Business Centre "Forum"
050051, Almaty
Kazakhstan

Dear Sirs:

In connection with the undersigned's proposed purchase of [BMB Munai, Inc.'s
(the "Company") U.S.$60,000,000 5.0 per cent. Convertible Notes due 2012 (the
"Notes") into common shares, currently of U.S.$ 0.001 par value each in the share capital of the Company (the "Shares"), the Company from ("Seller"), the undersigned confirms that:

1.      The undersigned understands and agrees that the Notes and the Shares to be issued on conversion of the Notes have been offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities
        Act"), and that the Notes and the underlying Shares have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned agrees, on the undersigned's own behalf and on behalf of each Account
        (defined below), if any, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes and/or the underlying
        Shares prior to the date which is two years after the date of initial purchase from the Company (the "Resale Restriction Termination Date"),
        such Notes or underlying Shares may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof,
        (b) pursuant to a registration statement that has been declared and is effective under the Securities Act, (c) pursuant to offers and sales to
        non-U.S. persons(2) that occur outside the United States within the meaning of and in accordance with Regulation S ("Regulation S") under the Securities Act, or (d) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned's property or such Account's property be at all times within the undersigned's or such Account's control and subject to compliance with any applicable state securities laws. The

------------
(2)     In order to qualify as a non-U.S. person under Regulation S, (a) the proposed transferee's principal address must be outside the United
        States, (b) the proposed transferee was located outside the United
        States at the time any offer to buy the Notes was made to it and at the time that the buy order was originated by it, and (c) the proposed transferee is not a "U.S. person" (as defined in Rule 902(k) under the
        Securities Act).

                                      -30-

        foregoing restrictions on resale will not apply subsequent to the Resale
        Restriction Termination Date. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, understands that the registrar and transfer agent for the Notes will not be required to accept for registration of transfer any Notes acquired by the undersigned or any Account, except upon presentation of evidence satisfactory to the Company and the transfer agent that an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, further understands that any certificates, if any, representing Notes acquired by the undersigned or any Account will bear a legend reflecting the substance of this paragraph and the paragraph immediately below. The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, acknowledges that the Company reserves the right to restrict any offer, sale or other transfer of the Notes (i) pursuant to clauses (c) or (d) above prior to the Resale Restriction Termination
        Date, or (ii) prior to the end of the one-year restricted period within the meaning of Rule 903(b)(3)(iii) of Regulation S under the Securities
        Act (the "Distribution Compliance Period"), to require the completion, execution and delivery of a letter from the transferee substantially in the form hereof and certifications and other information satisfactory to the Company and the registrar and transfer agent and an opinion of counsel approved by the Company and the registrar and transfer agent to ensure compliance with the Securities Act and the rules and regulations thereunder.

2.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, hereby understands and agrees during the Distribution
        Compliance Period, hedging transactions involving such Notes may not be conducted unless in compliance with the Securities Act.

3.      [The undersigned is an Accredited Investor as defined in Rule 501(a)
        under the Securities Act.]

4.      The undersigned and each Account, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and each of the undersigned and Account is able to bear the economic risk of such investment and can afford the complete loss of such investment.

5.      The undersigned and each Account, if any, is acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.
        The undersigned and each Account, if any, was not formed for the specific purpose of acquiring the Notes.

6.      The undersigned is acquiring the Notes for the undersigned's own account or for one or more accounts (each of which is an Accredited Investor as defined in Rule 501(a) under the Securities Act) as to each of which the undersigned exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter (each, an "Account" and collectively, "Accounts").

7.      The undersigned has received such information as the undersigned deems necessary in order to make an investment decision on the undersigned's own behalf and on behalf of each Account, if any, with respect to the
        Notes. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, acknowledges that the undersigned and the undersigned's advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Notes, as the undersigned and the undersigned's

                                      -31-

        advisor(s), if any, deem necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in the Notes. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, represents and agrees that prior to the undersigned's agreement to purchase Notes, the undersigned and the undersigned's advisor(s), if any, will have asked such questions, received such answers and obtained such information as the undersigned deems necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in Notes. The undersigned became aware of this offering of the Notes and the Notes was offered to the undersigned solely by direct contact between the undersigned and Seller. The undersigned did not become aware of, nor were the Notes offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising. In making the decision to purchase the Notes, the undersigned relied solely on the information filed with the Securities and Exchange Commission or obtained by the undersigned directly from the
        Company as a result of any inquiries by the undersigned or the undersigned's advisor(s).

8.      The undersigned (check applicable box):

        [ ]     is:

        [ ]     is not:

        an "affiliate" (as defined in Rule 144 under the Securities Act) of the
        Company or acting on behalf of an affiliate of the Company.

9.      The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, agrees to notify the Company and Seller of any change in the certifications herein, and each purchase by the undersigned of the Notes from or through Seller will constitute a reaffirmation of the certifications herein (as modified by any such notice) as of the time of such purchase. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, also agrees to provide to the Company, promptly upon request, such additional information that the Company may request relating to the above certifications.

10.     The undersigned, on the undersigned's own behalf and on behalf of each
        Account, if any, acknowledges that the Company, Seller and others will rely on the acknowledgments, representations and warranties contained in this letter. The undersigned agrees to promptly notify the Company and
        Seller if any of the acknowledgments, representations and warranties set forth herein are no longer accurate. The undersigned, on the undersigned's own behalf and on behalf of each Account, if any, agrees that each purchase by the undersigned of securities from Seller will constitute a reaffirmation of the acknowledgments, representations and warranties herein (as modified by any such notice) as of the time of such purchase.

                                      -32-

11.     The Company and Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, ENGLISH LAW,
WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE
APPLICATION OF THE LAW OF ANY OTHER STATE.

Date:                                            Very truly yours,
                                                 By:
                                                 Print Name:
                                                 Company Name:
                                                 Title:
                                                 Address:

Notes to be purchased:

___________ Notes.

                                      -33-

                                   Schedule 3
                            Form of Conversion Notice

To:      [ ]

                                 BMB MUNAI, INC.
                   (incorporated with limited liability under
                        the laws of the State of Nevada)

                                 U.S.$60,000,000
                    5.0 per cent. Convertible Notes due 2012

                                CONVERSION NOTICE

(Please read the notes overleaf before completing this Conversion Notice)

Name: ________________________________________   Date:________________________

Address: _____________________________________________________________________

______________________________________________________________________________

Email: _________________________________________ Fax:_________________________

Signature:________________________________________

Terms used in this Conversion Notice and not otherwise defined have the meanings given to them in the Paying and Conversion Agency Agreement dated 13 July 2007 between the Issuer, the Registrar, the Principal Paying and Conversion Agent,
the Transfer Agents, the other paying and conversion agents named therein and the Trustee.

I/We, being the holders of the Note(s) specified below, hereby elect to convert the principal amount of such Notes as specified below of which I/We are the holders(s) or in which I/we have an interest (as specified below) for such number of Shares as is calculated by dividing the principal amount of the Notes by the Conversion Price in effect on the Conversion Date in accordance with the
Conditions.

1. Total principal amount and the serial numbers of Notes to which this notice applies:

Number of Notes:________________________________________________________________
Total principal amount (must be a multiple
of U.S.$100,000:________________________________________________________________
Serial numbers of Notes:________________________________________________________

                                      -34-

2. I/we hereby request that:

the certificate(s) for the Shares which are to be delivered as a result of this
Conversion Notice be despatched (at my/our risk and, if sent at my/our request otherwise than by ordinary mail, at my/our expense) to the person whose name and address is given below and in the manner specified below or any other cash amounts payable as a result of this Conversion Notice be made in the manner specified below:

Name:___________________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Manner of despatch:_____________________________________________________________

Accounts for other cash amounts payable as a result of this Conversion Notice, if any:

Account no:_____________________________________________________________________
Account name:___________________________________________________________________
Bank:___________________________________________________________________________
Branch:_________________________________________________________________________
Sort Code:______________________________________________________________________

        [I/We hereby certify that at the time of execution and deposit of this
        Conversion Notice, neither I/we nor any person who has the beneficial interest in the Notes specified above is/are in the United States or a
        U.S. person (within the meaning of Regulation S ("Regulation S") under the US Securities Act of 1933, as amended) and that I/we, or such person, if applicable, purchased such Notes, or the beneficial interest therein, in a transaction made in accordance with Rule 903 (b)(3)(iii)
        or Rule 904 of Regulation S.*]

----------------
* No Shares will be issued to a Noteholder unless the Noteholder satisfies the foregoing conditions.

                                      -35-

Notes

(1)     This Conversion Notice will be void unless the introductory details and
        Sections 1 and 2 are duly completed.

(2)     Your attention is particularly drawn to Condition 12 (Conversion)
        through to Condition 15 (Rights Arising on Conversion) of the Notes with respect to the conditions relating to conversion of the Notes.

The following to be completed by the Paying and Conversion Agent:

(A)     Note conversion identification reference:
        ________________________________________________________________________
(B)     Date of delivery of Conversion Notice to Paying and Conversion Agent:
        ________________________________________________________________________
(C)     Conversion Date:
        ________________________________________________________________________
(D)     Conversion Price on Conversion Date:
        ________________________________________________________________________
(E)     Number of Shares to be delivered:
        ________________________________________________________________________
(F)     Amount of any other cash payments in respect of Conversion Rights, pursuant to the Conditions:
        ________________________________________________________________________

                                      -36-

                                   Schedule 4
                            Form of Put Option Notice

To:      [ ]

                                BMB MUNAI, INC.
                   (incorporated with limited liability under
                        the laws of the State of Nevada)

                                 U.S.$60,000,000
                    5.0 per cent. Convertible Notes due 2012

                                PUT OPTION NOTICE

By depositing this duly completed Notice with the above Paying and Conversion
Agent for the above Notes (the "Notes") in accordance with [Condition 8(b)
(Redemption and Purchase - Redemption at the option of Noteholders)] [Condition
8(e) (Redemption and Purchase - Redemption at the option of Noteholders
Following a Change of Control)], the undersigned Holder of the principal amount of Notes specified below and evidenced by the Note Certificate(s) referred to below exercises its option to have such principal amount of Notes redeemed in accordance with [Condition 8(b) (Redemption and Purchase - Redemption at the
option of Noteholders)] Condition 8(e) (Redemption and Purchase - Redemption at
the option of Noteholders Following a Change of Control) on [relevant Put
Settlement Date].

This Notice relates to the Note(s) in the aggregate principal amount of
U.S.$___________ evidenced by Note Certificates bearing the following serial numbers:

        __________________________________________________
        __________________________________________________
        __________________________________________________

Payment should be made by:

-       [U.S. dollars cheque drawn on a bank in New York City or London and in favour of [name of payee] and mailed at the payee's risk by uninsured airmail post to [name of addressee] at [addressee's address].]

                                       OR

-       [transfer to [details of the relevant account maintained by the payee]
        with [name and address of the relevant bank].]

If the Note Certificates referred to above are to be returned to the undersigned in accordance with the Conditions and the Agency Agreement relating to the
Notes, they should be returned by post to:

        __________________________________________________
        __________________________________________________
        __________________________________________________

                                      -37-

The undersigned acknowledges that any Note Certificates so returned will be sent by uninsured airmail post at the risk of the registered Holder.

Name of holder: _________________________________________________________
Signature of holder:_____________________________________________________
Date:____________________________________________________________________

[To be completed by Paying and Conversion Agent:]

Received by:_____________________________________________________________

[Signature and stamp of Paying and Conversion Agent:]

At its office at: _______________________________________________________
                  _______________________________________________________
On:               _______________________________________________________

THIS NOTICE WILL NOT BE VALID UNLESS ALL OF THE PARAGRAPHS REQUIRING COMPLETION
HAVE BEEN DULY COMPLETED.

                                      -38-

                                   Schedule 5
                         Specified Offices of the Agents

The Registrar:

        THE BANK OF NEW YORK
        101 Barclay Street
        New York, NY 10286
        United States of America

        Fax:         +1 212 298 1904
        Attention:   McLean Sarrabo

The Principal Paying and Conversion Agent:

        THE BANK OF NEW YORK
        One Canada Square
        London E14 5AL
        United Kingdom

        Fax:         +44 207 964 2536
        Attention:   Corporate Trust Administration

The Transfer Agent:

         THE BANK OF NEW YORK
        101 Barclay Street
        New York, NY 10286
        United States of America

        Fax:         +1 212 298 1904
        Attention:   McLean Sarrabo

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                                   SIGNATURES

The Issuer

BMB MUNAI, INC.

By:

The Principal Paying and Conversion Agent

THE BANK OF NEW YORK

By:

The Registrar

THE BANK OF NEW YORK

By:

The Trustee

BNY CORPORATE TRUSTEE SERVICES LIMITED

By:

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